UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008

Oilsands Quest Inc.
 (Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800, 326 – 11th Avenue S.W. Calgary, Alberta, Canada	T2R 0C5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 263-1623

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 15, 2008, at our annual meeting of shareholders held in Calgary Alberta, the Company’s shareholders approved an amendment to our Articles of Incorporation to increase the Company’s authorized common stock from 500,000,000 shares to 750,000,000 shares. On October 20, 2008 we filed Articles of Amendment to our Articles of Incorporation with the Colorado Secretary of State to increase our authorized common stock which amendment became effective immediately. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1. The amendment does not affect the number of authorized shares of preferred stock we are authorized to issue and was disclosed in our proxy statement for the annual meeting of shareholders.

Item 8.01 – Other Events

As described above, on October 15, 2008, we held our annual meeting of shareholders in Calgary Alberta. Three proposals were submitted to the shareholders for approval as set forth in our definitive proxy statement dated August 29, 2008. At the meeting 143,994,570 shares of our voting stock were present at the meeting in person or represented by proxy (being Common Shares outstanding as of the record date and one share of Series B preferred stock which was entitled to 27,379,840 votes). The voting shares present at the meeting represented approximately 56.2% of the shares of voting stock outstanding and entitled to vote at the meeting and constituted a quorum. The votes on each proposal were cast as described below.

At the meeting the shareholders voted to re-elect the two Class B Directors to serve a three year term until the 2011 annual meeting and until their successors are elected and qualified. The names of the directors re-elected, and the number of votes cast for and withheld were as follows:

		Shares
Name of Director	Shares FOR	WITHHELD
T. Murray Wilson	140,356,257	3,638,313

Thomas Milne	141,003,851	2,990,719

Additionally, the shareholders approved an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 500,000,000 shares to 750,000,000 shares. The shares voted for, against and abstained on the proposal were as follows:

Shares FOR	Shares AGAINST	ABSTAINED
125,154,788	18,131,917	707,864

Finally, the shareholders ratified and approved KPMG LLP as our independent registered public accounting firm. The shares voted for, against and abstained on the proposal were as follows:

Shares FOR	Shares AGAINST	ABSTAINED
141,771,298	961,164	1,262,108

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Articles of Amendment, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oilsands Quest Inc.
(Registrant)
Date: October 21, 2008	/s/ Karim Hirji

Name: Karim Hirji
Title: Chief Financial Officer